NET REVENUES	12 Months Ended
Dec. 31, 2019
NET REVENUES
NET REVENUES

NOTE 18 - NET REVENUES:

	Year Ended December 31,
	2019	2018	2017
	U.S dollars in thousands
Commercialization of products	3,227	4,671	3,240
Promotional services	3,064	3,689	767
	6,291	8,360	4,007

During the reported years in these financial statements, net revenues consist solely of revenues with respect to commercialization and promotional activities of the Company’s commercial products, as detailed in note 1a (2).